January 20, 2026 Q4 2025 Supplemental Information Progress Financial Results

2© 2026 Progress Software Corporation and/or its subsidiaries or aff iliates. All rights reserved. Forward Looking Statements This presentation contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Progress has identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “should,” “expect,” “intend,” “plan,” “target,” “anticipate” and “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this presentation include, but are not limited to, statements regarding Progress’s strategy; future revenue growth, operating margin, and cost savings; future acquisitions; and other statements regarding the future operation, direction, prospects, and success of Progress’s business. There are a number of factors that could cause actual results or future performance or achievements to differ materially from those anticipated by the forward-looking statements, including, without limitation: (i) economic, geopolitical, and market conditions can adversely affect our business, results of operations, and financial condition, including our revenue growth and profitability, which in turn could adversely affect our stock price; (ii) our international sales and operations subject us to additional risks that can adversely affect our operating results, including risks relating to foreign currency gains and losses; (iii) we may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, fluctuations in currency exchange rates, or a decline in our renewal rates for contracts; (iv) if the security measures for our software, services, other offerings or our internal information technology infrastructure are compromised or subject to a successful cyber-attack, or if our software offerings contain significant coding or configuration errors or zero-day vulnerabilities, we may experience reputational harm, legal claims and financial exposure; and the results of inquiries, investigations, and legal claims regarding the MOVEit Vulnerability remain uncertain, while the ultimate resolution of these matters could result in losses that may be material to our financial results for a particular period; and (v) future acquisitions may not be successful or may involve unanticipated costs or other integration issues that could disrupt our existing operations. For further information regarding risks and uncertainties associated with Progress' business, please refer to Progress' filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended November 30, 2025. Progress undertakes no obligation to update any forward- looking statements, which speak only as of the date of this presentation. Non-GAAP Financial Measures We refer to certain non-GAAP financial measures in this presentation, including but not limited to, non-GAAP revenue, non-GAAP income from operations and operating margin, adjusted free cash flow, annualized recurring revenue ("ARR"), Net Retention Rate ("NRR"), and non-GAAP diluted earnings per share. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles (“GAAP”). Please see "Important Information Regarding Non-GAAP Financial Information" below for additional information. A reconciliation between non-GAAP measures and the most directly comparable GAAP measures appears in our earnings press release for the fiscal fourth quarter and fiscal full year ended November 30, 2025, which is furnished on a Form 8-K concurrently with this presentation and is available in the Investor Relations section of our website.

3© 2026 Progress Software Corporation and/or its subsidiaries or aff iliates. All rights reserved. Conference Call Details Please note: Webcast is listen-only. What: When: Time: Register for the Live Call: Access the Webcast: Progress Fiscal Q4’25 Financial Results Tuesday, January 20, 2026 5:00 p.m. ET Use this this link. here.

4© 2026 Progress Software Corporation and/or its subsidiaries or aff iliates. All rights reserved. Summary Highlights Q4 2025 • Revenues of $253M vs. prior guidance of $250M - $256M, up 18% year-over-year as reported, or 16% in constant currency • ARR: $852M, up 2% year-over-year • NRR: 100% • Operating margin: 38% • EPS: $1.51, above high end of prior guidance of $1.29 - $1.35 • FY'25 AFCF: $247M, above high end of prior guidance of $232M - $242M All f igures are non-GAAP. Definitions of non-GAAP financial measures (including ARR and NRR) are found in Important Information Regarding Non-GAAP Financial Information. Rev Growth 18%, ARR Growth of 2%, Net Retention Rate 100% Substantial overperformance on EPS and Cash Flow FY ’26 Guidance: Revenue: $986M - $1B EPS: $5.82 - $5.96 Q1 ’26 Guidance: Revenue: $244M - $250M EPS: $1.56 - $1.62

5© 2026 Progress Software Corporation and/or its subsidiaries or aff iliates. All rights reserved. Annualized Recurring Revenue Trend All periods reported in constant currency, using current year budgeted exchange rates Pro Forma ARR growth of 2% year-over- year (ShareFile included in all periods) Consistent Annual Growth Net Retention % - TTM 102% 102% 101% 100% 100% 100% 100% 100% 100%

6© 2026 Progress Software Corporation and/or its subsidiaries or aff iliates. All rights reserved. Total Growth Strategy Invest & Innovate Enable our products with the latest functionality and capability. Acquire & Integrate Disciplined M&A: pay a reasonable multiple for high-quality technology with strong recurring revenue; integrate quickly to reach 40% operating margins. Focus on Customer Success Ensure our customers continue to use our products to run their businesses.

7© 2026 Progress Software Corporation and/or its subsidiaries or aff iliates. All rights reserved. Total Growth Strategy: Driving ARR Growth ARR CAGR of 15% Q4 2020 – Q4 2025 All periods reported in constant currency, using current year budgeted exchange rates Excludes ARR values from acquisitions prior to purchase date

8© 2026 Progress Software Corporation and/or its subsidiaries or aff iliates. All rights reserved. Total Growth Strategy: Driving Revenue Growth Revenue CAGR of 15% 2021 – 2025

9© 2026 Progress Software Corporation and/or its subsidiaries or aff iliates. All rights reserved. Operating Income CAGR of 14% 2021 – 2025 Best-in-class non-GAAP operating margins consistently above 35% Total Growth Strategy: Growing Profitability

10© 2026 Progress Software Corporation and/or its subsidiaries or aff iliates. All rights reserved. Unlevered FCF CAGR of 12% 2021 – 2025 Total Growth Strategy: Growing Unlevered Free Cash Flow

11© 2025 Progress Software Corporation and/or its subsidiaries or aff iliates. All rights reserved.6 Capital Allocation Strategy PRIMARY FOCUS Continue to prioritize accretive M&A opportunities that meet our disciplined criteria to create the strongest returns. Repurchase shares to offset dilution from our equity programs. • Management has flexibility to increase, reduce, or suspend repurchases depending on market conditions and other considerations including size and timing of proposed M&A. • $40M of shares repurchased in Q4 ’25; $105M in FY ’25. Use our significant free cash flow to aggressively pay down debt and reload for the next acquisition. • $20M repaid in Q4 ’25; $130M in FY '25 • Currently modeling $250M in debt repayment for FY '26

12© 2026 Progress Software Corporation and/or its subsidiaries or aff iliates. All rights reserved. Well Defined M&A Framework ▪ Cast a wide net across infrastructure software and all aspects of the development lifecycle ▪ Tight alignment increases synergy potential ▪ ~10-25% of current Progress revenues ▪ Can be financed and integrated efficiently ▪ High recurring revenue and customer retention ▪ Potential to achieve operational efficiency ▪ Focused on sustained returns, accretiveROIC > WACC Financial Characteristics Appropriate Sizing End Market Alignment

13© 2026 Progress Software Corporation and/or its subsidiaries or aff iliates. All rights reserved. Summary Q4 2025 Financial Results Q4 2025 Results Prior Q4 2025 Outlook (provided on September 29, 2025) Revenue $253M $250M - $256M GAAP earnings per share (Diluted) $0.59 $0.31 - $0.37 Non-GAAP earnings per share (Diluted) $1.51 $1.29 - $1.35 GAAP Operating Margin 15% Not guided Non-GAAP Operating Margin 38% Not guided Cash from Operations (GAAP) $63M Not guided Adjusted Free Cash Flow (Non-GAAP) $62M Not guided Unlevered Free Cash Flow (Non-GAAP) $76M Not guided

14© 2026 Progress Software Corporation and/or its subsidiaries or aff iliates. All rights reserved. Business Outlook (as of January 20, 2026) Q1 2026 Current Outlook FY 2026 Current Outlook Revenue $244M - $250M $986M - $1B GAAP EPS $0.47 - $0.53 $1.74 - $1.91 Non-GAAP EPS $1.56 - $1.62 $5.82 - $5.96 GAAP Operating Margin Not guided 16% - 17% Non-GAAP Operating Margin Not guided 39% Cash from Operations (GAAP) Not guided $263M - $277M Adjusted Free Cash Flow (Non-GAAP) Not guided $260M - $274M Unlevered Free Cash Flow (Non-GAAP) Not guided $313M - $326M GAAP Effective Tax Rate Not guided 21% Non-GAAP Effective Tax Rate Not guided 20%

15© 2026 Progress Software Corporation and/or its subsidiaries or aff iliates. All rights reserved. Outstanding Debt and Potential Impact on Share Count Convertible # 1 Balance: $360M Interest Rate: 1.00% Conversion Price: $57.30 Expiration: April 15, 2026 Capped Call Coverage: up to $89.88* * Subject to downward adjustment for dividend policy Convertible # 2 Balance: $450M Interest Rate: 3.50% Conversion Price: $67.74 Expiration: March 1, 2030 Capped Call Coverage: up to $92.98* * Subject to downward adjustment for dividend policy Revolver (as of 11/30/25) Balance: $600M drawn out of $1.5B Interest Rate: 1.25% to 2.5% above benchmark (Current interest rate ~ 5.5% as of Jan 20, 2026) Unused revolver fee: 0.15% - 0.35% Expiration: July 21, 2030 Approximately $5.0M of additional interest expense in FY 2026 for amortization of debt issuance costs $55 $60 $65 $70 $75 $80 Impact of convertible notes on diluted weighted average share count (M)* 0.0 0.3 0.7 1.4 2.1 2.8 Impact of convertible #2 only on diluted weighted average share count (M)* 0.0 0.0 0.0 0.2 0.6 1.0 Current Guidance Assumption * Does not contempla te the impac t on diluted we ighted average share count from other events such as repurchases, issuance under equity plans, e tc . Future Share Price

Supplemental Financial Information

17© 2026 Progress Software Corporation and/or its subsidiaries or aff iliates. All rights reserved. Supplemental Revenue Information (Unaudited)

18© 2026 Progress Software Corporation and/or its subsidiaries or aff iliates. All rights reserved. Progress furnishes certain non-GAAP supplemental information to our financial results. We use such non-GAAP financial measures to evaluate our period-over-period operating performance because our management team believes that excluding the effects of certain GAAP-related items helps to illustrate underlying trends in our business and provides us with a more comparable measure of our continuing business, as well as greater understanding of the results from the primary operations of our business. Management also uses such non-GAAP financial measures to establish budgets and operational goals, evaluate performance, and allocate resources. In addition, the compensation of our executives and non-executive employees is based in part on the performance of our business as evaluated by such non-GAAP financial measures. We believe these non-GAAP financial measures enhance investors’ overall understanding of our current financial performance and our prospects for the future by: (i) providing more transparency for certain financial measures, (ii) presenting disclosure that helps investors understand how we plan and measure the performance of our business, (iii) affording a view of our operating results that may be more easily compared to our peer companies, and (iv) enabling investors to consider our operating results on both a GAAP and non-GAAP basis (including following the integration period of our prior acquisit ions). However, this non-GAAP information is not in accordance with, or an alternative to, generally accepted accounting principles in the United States ("GAAP") and should be considered in conjunction with our GAAP results as the items excluded from the non-GAAP information may have a material impact on Progress’ financial results. A reconciliation between non-GAAP measures and the most directly comparable GAAP measures appears in our earnings press release for the fiscal fourth quarter and fiscal full year ended November 30, 2025, which is furnished on a Form 8-K concurrently with this presentation and is available on the Progress website at www.progress.com within the investor relations section. In this presentation, we may reference the following non-GAAP financial measures: • Amortization of acquired intangibles - We exclude amortization of acquired intangibles because those expenses are unrelated to our core operating performance and the intangible assets acquired vary significantly based on the timing and magnitude of our acquisition transactions and the maturities of the businesses acquired. Adjustments include preliminary estimates relating to the valuation of intangible assets from Nuclia. The final amounts will not be available until the Company's internal procedures and reviews are completed. • Stock-based compensation - We exclude stock-based compensation to be consistent with the way management and, in our view, the overall financial community evaluates our performance and the methods used by analysts to calculate consensus estimates. The expense related to stock-based awards is generally not controllable in the short-term and can vary significantly based on the timing, size, and nature of awards granted. As such, we do not include these charges in operating plans. • Restructuring expenses - In all periods presented, we exclude restructuring expenses incurred because those expenses distort trends and are not part of our core operating results. • Acquisition-related expenses - We exclude acquisition-related expenses in order to provide a more meaningful comparison of the financial results to our historical operations and forward-looking guidance and the financial results of less acquisitive peer companies. We consider these types of costs and adjustments, to a great extent, to be unpredictable and dependent on a significant number of factors that are outside of our control. Furthermore, we do not consider these acquisition-related costs and adjustments to be related to the organic continuing operations of the acquired businesses and are generally not relevant to assessing or estimating the long-term performance of the acquired assets. In addition, the size, complexity, and/or volume of past acquisitions, which often drives the magnitude of acquisit ion-related costs, may not be indicative of the size, complexity, and/or volume of future acquisitions. • Cyber vulnerability response expenses, net - We exclude certain expenses resulting from the MOVEit Vulnerability, as more thoroughly described in our filings with the Securities and Exchange Commission since June 5, 2023. Such expenses primarily consist of legal and other professional services related thereto. Expenses related to such cyber matters are provided net of expected insurance recoveries, although the timing of recognizing insurance recoveries may differ from the timing of recognizing the associated expenses. Costs associated with the enhancement of our cybersecurity program are not included within this adjustment. We expect to continue to incur legal and other professional services expenses in future periods associated with the MOVEit Vulnerability. Expenses related to such cyber matters are expected to result in operating expenses that would not have otherwise been incurred in the normal course of business operations. We believe that excluding these costs facilitates a more meaningful evaluation of our operating performance and comparisons to our past operating performance. Important Information Regarding Non-GAAP Financial Information

19© 2026 Progress Software Corporation and/or its subsidiaries or aff iliates. All rights reserved. Important Information Regarding Non-GAAP Financial Information • Provision for income taxes - We adjust our income tax provision by excluding the tax impact of the non-GAAP adjustments discussed above. • Constant currency - Revenue from our international operations has historically represented a substantial portion of our total revenue. As a result, our revenue results have been impacted, and we expect will continue to be impacted, by fluctuations in foreign currency exchange rates. As exchange rates are an important factor in understanding period-to-period comparisons, we present revenue growth rates on a constant currency basis, which helps improve the understanding of our revenue results and our performance in comparison to prior periods. The constant currency information presented is calculated by translating current period results using prior period weighted average foreign currency exchange rates. In the noted f iscal periods, we also present the following liquidity measures: • Adjusted free cash flow ("AFCF") and unlevered free cash flow ("Unlevered FCF") - AFCF is equal to cash flows from operating activit ies less purchases of property and equipment, plus restructuring payments. Unlevered FCF is AFCF plus tax-effected interest expense on outstanding debt. In the noted f iscal periods, we also present the following select performance metrics: • Annualized Recurring Revenue (“ARR”) - We disclose ARR as a performance metric to help investors better understand and assess the performance of our business because our mix of revenue generated from recurring sources currently represents the substantial majority of our revenues and is expected to continue in the future. We define ARR as the annualized revenue of all active and contractually binding term-based contracts from all customers at a point in time. ARR includes revenue from maintenance, software upgrade rights, public cloud, and on-premises subscription-based transactions and managed services. ARR mitigates fluctuations in revenue due to seasonality, contract term and the sales mix of subscriptions for term-based licenses and SaaS. We use ARR to understand customer trends and the overall health of our business, helping us to formulate strategic business decisions. We calculate the annualized value of annual and multi-year contracts, and contracts with terms less than one year, by dividing the total contract value of each contract by the number of months in the term and then multiplying by 12. Annualizing contracts with terms less than one-year results in amounts being included in our ARR that are in excess of the total contract value for those contracts at the end of the reporting period. We generally do not sell non-SaaS- based contracts with a term of less than one year unless a customer is purchasing additional licenses under an existing annual or multi-year contract. The expectation is that at the time of renewal, such contracts with a term less than one year will renew with the same term as the existing contracts being renewed, such that both contracts are co-termed. Historically, such contracts with a term of less than one year renew at rates equal to or better than annual or multi-year contracts. For SaaS-based contracts, there is a meaningful percentage of monthly auto-renewing contracts for which annualizing the contracts results in amounts being included in our ARR that are in excess of the total contract value for those contracts at the end of the reporting period. Revenue from term-based license and on-premises subscription arrangements include a portion of the arrangement consideration that is allocated to the software license that is recognized up-front at the point in time control is transferred under ASC 606 revenue recognition principles. ARR for these arrangements is calculated as described above. The expectation is that the total contract value, inclusive of revenue recognized as software license, will be renewed at the end of the contract term. The calculation is done at constant currency using the current year budgeted exchange rates for all periods presented.

20© 2026 Progress Software Corporation and/or its subsidiaries or aff iliates. All rights reserved. Important Information Regarding Non-GAAP Financial Information • ARR continued - ARR is not defined in GAAP and is not derived from a GAAP measure. Rather, ARR generally aligns to billings (as opposed to GAAP revenue which aligns to the transfer of control of each performance obligation). ARR does not have any standardized meaning and is therefore unlikely to be comparable to similarly titled measures presented by other comp anies. ARR should be viewed independently of revenue and deferred revenue and is not intended to be combined with or to replace either of those items. ARR is not a forecast and the active contracts at the end of a reporting period used in calculating ARR may or may not be extended or renewed by our customers. • Net Retention Rate ("NRR") - We calculate net retention rate as of a period end by starting with the ARR from the cohort of all customers as of 12 months prior to such period end ("Prior Period ARR"). We then calculate the ARR from these same customers as of the current period end ("Current Period ARR"). Current Period ARR includes any expansion and is net of contraction or attrition over the last 12 months but excludes ARR from new customers in the current period. We then divide the total Current Period ARR by the total Prior Period ARR to arrive at the net retention rate. Net retention rate is not calculated in accordance with GAAP and is not derived from a GAAP measure.